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[Logo]
INVESTMENT MANAGEMENT
  We invented the mutual fund(SM)




                       MFS(R) Strategic
                       Income Fund
                       Semiannual Report o April 30, 1998

--------------------------------------------------------------------------------
                                 IN MEMORIAM

                               A. KEITH BRODKIN
                                 1935 - 1998
                     CHAIRMAN AND CHIEF EXECUTIVE OFFICER
                        MFS INVESTMENT MANAGEMENT(SM)

---------------------------    On February 2, 1998, Keith Brodkin, a friend
                               and leader to everyone at MFS, died
                               unexpectedly at age 62. His thoughtful
[Photo of A. Keith Brodkin]    letters to shareholders on the markets and
                               economy have been an integral part of
                               MFS shareholder reports like this one for many years.

                               Keith joined MFS in 1970 as the firm's first
---------------------------    fixed-income manager, managing the
   bond portion of MFS(R) Total Return Fund. He went on to manage our first pure bond fund, MFS(R) Bond Fund, when it was introduced in 1974, and he was considered a pioneer in the art of active bond management.

   Keith was named President and Chief Investment Officer of MFS in 1987 and four years later became Chairman and Chief Executive Officer. During his stewardship, MFS has achieved significant growth in total assets under management, rising from some $25 billion in 1991 to the over $80 billion today entrusted to us by three million individual and institutional investors worldwide. Under Keith's leadership, MFS has carefully but steadily built its domestic and international investment capabilities through the introduction of a range of new products and a still-growing staff that now numbers over 100 equity and fixed-income professionals.

   Throughout his career, Keith was very active in a wide range of charitable endeavors. He is survived by his wife and three children.

   His leadership, friendship, and wise counsel will be sorely missed.

TABLE OF CONTENTS

Letter from the Chairman ..................................................  2
A Discussion with the Portfolio Manager ...................................  4
Portfolio Manager's Profile ...............................................  7
Fund Facts ................................................................  8
Performance Summary .......................................................  8
Portfolio Concentration ................................................... 10
Portfolio of Investments .................................................. 11
Financial Statements ...................................................... 20
Notes to Financial Statements ............................................. 28
Report of Ernst & Young LLP, Independent Auditors ......................... 36
Trustees and Officers ..................................................... 37

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   HIGHLIGHTS
--------------------------------------------------------------------------------

   o FOR THE SIX MONTHS ENDED APRIL 30, 1998, CLASS A SHARES OF THE FUND PROVIDED A TOTAL RETURN AT NET ASSET VALUE OF 5.87%, CLASS B SHARES 5.59%, CLASS C SHARES 5.61%, AND CLASS I SHARES 6.05%. (SEE PERFORMANCE SUMMARY FOR MORE INFORMATION.)

   o ALTHOUGH THE FUND'S PERFORMANCE WAS HURT SLIGHTLY IN THE FOURTH QUARTER OF 1997 BY THE ASIAN TURMOIL AS YIELDS ROSE IN RELATION TO U.S. TREASURIES, A FLIGHT TO QUALITY IN THE SAME PERIOD BENEFITED OUR U.S. GOVERNMENT POSITION AND HELPED OFFSET SOME OF THE ASIAN EFFECT.

   o THE FUND'S HEAVIEST WEIGHTING, AT OVER 40% OF ASSETS, REMAINS HIGH-YIELD CORPORATE BONDS, WHICH CONTINUE TO SHOW GOOD PRICE AND YIELD PERFORMANCE, BENEFITING FROM A STRONG U.S. ECONOMY AND A WORLDWIDE SHORTAGE OF INVESTMENTS WITH GOOD YIELDS.

   o HOLDINGS IN U.S. GOVERNMENT SECURITIES INCREASED FROM ABOUT 14% OF ASSETS TO ABOUT 18% BECAUSE WE FELT THAT INTEREST RATES IN THE UNITED STATES WOULD FALL, AS A RESULT OF THE ASIAN CRISIS, EL NINO, AND HIGH INVENTORIES IN U.S. BUSINESSES.

--------------------------------------------------------------------------------


--------------------------------------------------------------------------------
           NOT FDIC INSURED      MAY LOSE VALUE      NO BANK GUARANTEE
--------------------------------------------------------------------------------

LETTER FROM THE CHAIRMAN


----------------------------


[Photo of Jeffrey L. Shames]


----------------------------
      Jeffrey L. Shames

Dear Shareholders:
With the U.S. stock market well into its fourth year of record-breaking advances, it is necessary to take a cautious outlook. By most commonly accepted measures, equity valuations appear to have risen to a point at which the stock market has become more vulnerable to changes in the investment environment such as rising inflation and interest rates or a slowing economy. As a result, while we continue to hold a favorable long-term outlook for the equity markets, we also believe that a market correction is possible in the near term. In such a correction, equity prices would remain relatively flat or decline, possibly for an extended period.

Currently, equity investors seem to be primarily focused on interest rates, which have been relatively stable for several months as inflation has remained low. In an environment of low interest rates, stocks become more attractive than most fixed-income investments, while low inflation helps control companies' costs, such as for raw materials, wages, and benefits. The near-term outlook for a continuation of this environment appears relatively favorable. However, this year has seen a marked slowdown in corporate earnings. This means that as equity prices continue to rise, price-to-earnings (P/E) ratios, or the amount an investor pays for a stock in relation to the company's earnings per share, also go up. A year ago, the average P/E ratio for stocks in the unmanaged Standard & Poor's 500 Composite Index stood at approximately 21; this spring, the average P/E was 33% higher, at about 28. In some cases, such as with some of the newer companies associated with the Internet, P/Es have soared to levels that are unlikely to be sustained.

As long as interest rates remain low and the economy continues to grow, it is possible that some of these valuations can be supported. We expect corporate earnings to grow 8% to 10% this year. However, just as no one can predict market cycles, so too no one can predict economic cycles -- except to say that these cycles do exist and that an economic slowdown at some point is inevitable.

Given this reality, we believe it is prudent to remind investors of the need to take a long-term view and to diversify their investments across a range of asset classes, including mutual funds that focus on bonds and international investments as well as on the U.S. stock market. The likelihood of an eventual market correction also makes it important for us to use original, bottom-up research to find companies that we think can keep growing or gain market share in the face of the occasional downturn. To help achieve this, and to provide the broadest possible coverage of industry sectors and individual companies, MFS continues to increase its number of full-time research analysts. These analysts thoroughly investigate each company's earnings potential and position in its industry as well as the overall prospects for that industry.

MFS also uses active portfolio management on the fixed-income side, taking advantage of our extensive research and credit analysis to help reduce the potential for price declines and enhance the opportunity for appreciation. Every year, both fixed-income and equity managers meet with thousands of credit issuers and companies. They also attend many presentations, closely follow sources of industry research, and keep track of competitors.

We believe that applying this discipline of thorough, bottom-up research to both the equity and fixed-income markets is the best way to provide favorable long-term performance for our shareholders -- regardless of changes in the overall market environment.

We appreciate your support and welcome any questions or comments you may have.

Respectfully,

/s/ Jeffrey L. Shames
    Jeffrey L. Shames
    Chairman and Chief Executive Officer
    MFS Investment Management

    May 14, 1998

--------------------------------------------------------------------------------
   JEFFREY L. SHAMES, A GRADUATE OF WESLEYAN UNIVERSITY AND THE
   MASSACHUSETTS INSTITUTE OF TECHNOLOGY SLOAN SCHOOL OF MANAGEMENT, JOINED
   MFS IN 1983. AFTER FOUR YEARS AS AN INDUSTRY ANALYST AND PORTFOLIO
   MANAGER, HE WAS NAMED CHIEF EQUITY OFFICER IN 1987 AND PRESIDENT AND A
   MEMBER OF THE BOARD OF DIRECTORS IN 1993. MR. SHAMES WAS APPOINTED
   CHAIRMAN AND CHIEF EXECUTIVE OFFICER IN FEBRUARY 1998.
--------------------------------------------------------------------------------

A DISCUSSION WITH THE PORTFOLIO MANAGER

---------------------------


[Photo of James T. Swanson]


---------------------------
      James T. Swanson

For the six months ended April 30, 1998, Class
A shares of the Fund provided a total return of 5.87%, Class B shares 5.59%, Class C shares 5.61%, and Class I shares 6.05%. These returns assume the reinvestment of distributions but exclude the effects of any sales charges.

Q. COULD YOU TALK ABOUT SOME THINGS THAT HAVE AFFECTED THE FUND'S PERFORMANCE OVER THE PAST SIX MONTHS?

A. Performance was hurt slightly in the fourth quarter of 1997 by the Asian turmoil, as yields rose in relation to U.S. Treasuries. And even though the Fund had virtually no exposure to Asia -- less than 1% -- emerging-market debt, which comprises 25% of assets, did go down in price, which hurt the Fund somewhat. But the good news was a flight to quality in the fourth quarter that benefited our U.S. government position and helped offset some of the Asian effect. In the first quarter of 1998, the Fund has performed quite well, helped by Treasury securities with a long duration, or sensitivity to changes in interest rates, and the fact that it held mostly U.S. dollars, not local currencies; and, later, the comeback of some emerging markets.

Q. OVERALL, HOW WOULD YOU DESCRIBE THE FIXED-INCOME ENVIRONMENT, PARTICULARLY AS IT AFFECTS THE FUND?

A. It's been a mixed environment, but that's fine because this is a fund with several types of investments, so when one zigs, the others often zag. It hasn't been the best market for bonds, and recently there have been concerns in the United States that interest rates might rise again. Our heaviest weighting, at over 40% of assets, remains high-yield corporate bonds, which continue to show good price and yield performance. This sector is benefiting from a strong U.S. economy, a strong stock market, and a worldwide shortage of investments with good yields. As a result, people looking for higher yield have put more money into high-yield investments. (Lower-rated securities may provide greater returns, but they are also associated with greater-than-average risk.)

Q. WHAT ARE SOME OF THE OTHER BIG ALLOCATIONS?

A. We have 12% of assets in high-grade corporate bonds, in utilities, a sector which continues to perform fairly well. The Fund also has 25% of its assets in emerging market securities.

Q. WHERE ELSE HAVE YOU INCREASED THE U.S. ALLOCATION?

A. Holdings in U.S. government securities have increased from about 14% of assets to about 18% because we felt that interest rates in the United States would fall as a result of the Asian crisis, El Nino, and high inventories in U.S. businesses.

Q. WHAT ABOUT ASIA? HOW HAS THE CRISIS THERE AFFECTED THE PORTFOLIO?

A. As I mentioned, we had less than 1% of assets in Asia when the crisis hit, but we've since added to our position there, in the Philippines and in some paper companies in Indonesia. The markets got so beat up there that some opportunities have been created. We won't put any more money into the region until we are convinced that Japan has decided to write off its bad loans in Asia, which are enormous. However, that could cause a withdrawal of liquidity from those markets, creating even more problems. So while Asia might become a major opportunity within the next several months, we don't see it as one yet.

Q. WHAT ABOUT THE EMERGING MARKETS?

A. We like Mexico best. Its economy is doing very well, and it is sticking to its reform programs. We also like Russia. The current political problems in Russia are obscuring the long-term economic potential in the country. In other words, we believe Russian bonds are cheap relative to the country's long-range potential. We also like the Philippines and Panama, two countries that we don't think will be hurt by the second leg of the Asian crisis. (Investing in foreign and emerging markets involves special risks. These risks may increase share price volatility.)

Q. WHAT ABOUT WESTERN EUROPE?

A. We have very little in Europe because we think it will continue to grow. If so, bond yields will rise and prices will fall, so that's of no interest to us now.

Q. HOW MUCH OF THE PORTFOLIO IS IN CROSSOVER BONDS?

A. We have 12% of assets in crossover bonds that have a high "BB" rating but have the potential to move up to investment-grade status. They're all in the electric utility sector, in companies such as Long Island Lighting, and Texas & New Mexico Power. We like this sector because these companies still haven't been raised to investment grade yet, but we think they will. The fundamentals and the strong economy are good for this industry, and these companies provide very good yield.

Q. WHAT DO YOU SEE AS THE BIGGEST RISK GOING FORWARD?

A. The biggest risk is that inflation might pick up again in the United States. We don't see that happening, but the Federal Reserve Board (the
   Fed) could try to anticipate it and raise interest rates before inflation increases, and that could hurt bond prices. If that happens, there could be a ripple effect similar to the one in 1994, when all the fixed-income markets moved together when the Fed raised rates. Bond markets around the world would feel the impact if that happened again this year.

Q. WHAT'S YOUR OVERALL OUTLOOK FOR THE FIXED-INCOME MARKETS?

A. We think the longer-term outlook is very positive because the baby boomers are aging and people in countries such as the United States, Germany, and Japan are looking for fixed-income investments. At the same time, the U.S. government is now producing surpluses instead of deficits, so the supply of Treasury bonds is going down while inflation around the world is being contained. So we have a very good long-term situation for bonds. Near term, it's dangerous because the Fed appears to be getting ready to raise rates. But that's going to be good in the long run because it will pre-empt any sort of pickup in inflation.

/s/ James T. Swanson
    James T. Swanson
    Portfolio Manager

The opinions expressed in this report are those of the portfolio manager and are only through the end of the period of the report as stated on the cover. The manager's views are subject to change at any time based on market and other conditions, and no forecasts can be guaranteed.

--------------------------------------------------------------------------------
   PORTFOLIO MANAGER'S PROFILE
--------------------------------------------------------------------------------

   JAMES T. SWANSON IS A SENIOR VICE PRESIDENT OF MFS INVESTMENT MANAGEMENT
   (SM). HE IS PORTFOLIO MANAGER OF MFS(R) WORLD ASSET ALLOCATION FUND(SM), MFS STRATEGIC INCOME FUND, MFS(R) MERIDIAN(SM) CHARTER INCOME FUND, MFS(R) AMERICAN(SM) CHARTER INCOME FUND, THE WORLD ASSET ALLOCATION SERIES OFFERED THROUGH MFS/SUN LIFE ANNUITY PRODUCTS, AND TWO CLOSED-END FUNDS -- MFS(R) CHARTER INCOME TRUST AND MFS(R) MULTIMARKET INCOME TRUST.

   MR. SWANSON JOINED MFS IN 1985 AS VICE PRESIDENT -- INVESTMENTS AND WAS NAMED SENIOR VICE PRESIDENT IN 1989.

   HE IS A GRADUATE OF COLGATE UNIVERSITY AND THE HARVARD UNIVERSITY GRADUATE SCHOOL OF BUSINESS ADMINISTRATION. MR. SWANSON IS A CHARTERED FINANCIAL ANALYST.

--------------------------------------------------------------------------------





This report is prepared for the general information of shareholders. It is authorized for distribution to prospective investors only when preceded or accompanied by a current prospectus. A prospectus containing more information, including the exchange privilege and all charges and expenses, for any other MFS product is available from your financial adviser, or by calling MFS at 1-800-225-2606. Please read it carefully before investing or sending money.

--------------------------------------------------------------------------------
   FUND FACTS
--------------------------------------------------------------------------------

  OBJECTIVE:                SEEKS HIGH CURRENT INCOME BY INVESTING IN
                            FIXED-INCOME SECURITIES. PLUS, THE FUND SEEKS
                            OPPORTUNITIES TO REALIZE CAPITAL APPRECIATION WHILE
                            MAINTAINING A HIGH LEVEL OF CURRENT INCOME.

  COMMENCEMENT OF
  INVESTMENT OPERATIONS:    OCTOBER 29, 1987

  CLASS INCEPTION:          CLASS A OCTOBER 29, 1987
                            CLASS B  SEPTEMBER 7, 1993
                            CLASS C  SEPTEMBER 1, 1994
                            CLASS I  JANUARY 8, 1997

  SIZE:                     $247.2 MILLION NET ASSETS AS OF APRIL 30, 1998

--------------------------------------------------------------------------------

PERFORMANCE SUMMARY

Because mutual funds are designed for investors with long-term goals, we have provided cumulative results as well as the average annual total returns for the applicable time periods. Investment results reflect the percentage change in net asset value, including reinvestment of dividends.

AVERAGE ANNUAL AND CUMULATIVE TOTAL RATES OF RETURN
THROUGH APRIL 30, 1998

CLASS A

                                                                                                         10 Years/
                                                     6 Months       1 Year      3 Years      5 Years          Life
--------------------------------------------------------------------------------------------------------------------
Cumulative Total Return                                +5.87%      +11.03%      +39.82%      +54.57%      +138.04%
--------------------------------------------------------------------------------------------------------------------
Average Annual Total Return                              --        +11.03%      +11.82%      + 9.10%      +  9.06%
--------------------------------------------------------------------------------------------------------------------
SEC Results                                              --        + 5.75%      +10.02%      + 8.04%      +  8.53%
--------------------------------------------------------------------------------------------------------------------

CLASS B

                                                                                                         10 Years/
                                                     6 Months       1 Year      3 Years      5 Years          Life
--------------------------------------------------------------------------------------------------------------------
Cumulative Total Return                                +5.59%      +10.32%      +37.13%      +49.60%      +130.51%
--------------------------------------------------------------------------------------------------------------------
Average Annual Total Return                              --        +10.32%      +11.10%      + 8.39%      +  8.71%
--------------------------------------------------------------------------------------------------------------------
SEC Results                                              --        + 6.32%      +10.28%      + 8.08%      +  8.71%
--------------------------------------------------------------------------------------------------------------------

CLASS C

                                                                                                         10 Years/
                                                     6 Months       1 Year      3 Years      5 Years          Life
--------------------------------------------------------------------------------------------------------------------
Cumulative Total Return                                +5.61%      +10.37%      +37.32%      +50.99%      +132.64%
--------------------------------------------------------------------------------------------------------------------
Average Annual Total Return                              --        +10.37%      +11.15%      + 8.59%      +  8.81%
--------------------------------------------------------------------------------------------------------------------
SEC Results                                              --        + 9.37%      +11.15%      + 8.59%      +  8.81%
--------------------------------------------------------------------------------------------------------------------

CLASS I

                                                                                                         10 Years/
                                                     6 Months       1 Year      3 Years      5 Years          Life
--------------------------------------------------------------------------------------------------------------------
Cumulative Total Return                                +6.05%      +11.53%      +40.23%      +54.99%      +138.92%
--------------------------------------------------------------------------------------------------------------------
Average Annual Total Return                              --        +11.53%      +11.93%      + 9.16%      +  9.10%
--------------------------------------------------------------------------------------------------------------------

Class A share ("A") SEC results include the maximum 4.75% sales charge. Class B share ("B") SEC results reflect the applicable contingent deferred sales charge (CDSC), which declines over six years from 4% to 0%. Class C shares ("C") have no initial sales charge but, like B, have higher annual fees and expenses than A. C SEC results reflect the 1% CDSC applicable to shares redeemed within 12 months. Class I shares ("I") have no sales charge or Rule 12b-1 fees and are only available to certain institutional investors.

B and C results include the performance and the operating expenses
(e.g., Rule 12b-1 fees) of A for periods prior to the inception of B and C. Because operating expenses of B and C are higher than those of A, B and C performance generally would have been lower than A performance. The A performance included in the B and C SEC performance has been adjusted to reflect the CDSC generally applicable to B and C rather than the initial sales charge generally applicable to A.

I results include the performance and the operating expenses (e.g., Rule 12b-1 fees) of A for periods prior to the inception of I. Because operating expenses of A are greater than those of I, I performance generally would have been higher than A performance. The A performance included in the I performance has been adjusted to reflect the fact that I have no initial sales charge.

Peformance results reflect any applicable expense subsidies and waivers, without which the results would have been less favorable. Subsidies and waivers may be rescinded at any time. See the prospectus for details. All results are historical and assume the reinvestment of dividends and capital gains.

PORTFOLIO CONCENTRATION AS OF APRIL 30, 1998

QUALITY RATINGS

U.S. Government and Agency Obligations .........................   18.9%
"AA" ...........................................................    0.2%
"A" ............................................................    1.6%
"BBB" ..........................................................    4.6%
"BB" ...........................................................   29.9%
"B" ............................................................   30.6%
"CCC" ..........................................................    1.3%
Not Rated ......................................................   12.9%

PORTFOLIO OF INVESTMENTS -- April 30, 1998

Bonds - 94.2%
-------------------------------------------------------------------------------------------------------
                                                               PRINCIPAL AMOUNT
ISSUER                                                            (000 OMITTED)                  VALUE
-------------------------------------------------------------------------------------------------------
U.S. Bonds - 63.3%
  Aerospace - 1.4%
    Argo Technology Corp., 8.625s, 2007                                 $ 1,250           $  1,276,563
    BE Aerospace, Inc., 9.875s, 2006                                      1,000              1,060,000
    K & F Industries Inc., 9.25s, 2007                                    1,000              1,040,000
                                                                                          ------------
                                                                                          $  3,376,563
-------------------------------------------------------------------------------------------------------
  Automotive - 0.9%
    Exide Corp., 10s, 2005                                              $   750           $    781,875
    Hayes Wheels International, Inc., 9.125s, 2007                        1,000              1,050,000
    Titan Wheel International, Inc., 8.75s, 2007                            450                463,500
                                                                                          ------------
                                                                                          $  2,295,375
-------------------------------------------------------------------------------------------------------
  Banks and Credit Companies - 1.1%
    Beaver Valley Funding Corp., 9s, 2017                               $ 1,500           $  1,697,370
    Midland Funding Corp., 10.33s, 2002                                     919                991,808
                                                                                          ------------
                                                                                          $  2,689,178
-------------------------------------------------------------------------------------------------------
  Building - 1.1%
    AAF-McQuay, Inc., 8.875s, 2003                                      $   550           $    543,125
    American Standard, Inc., 7.375s, 2008                                 1,000                970,000
    Building Materials Corp., 8s, 2007                                      900                900,000
    Nortek, Inc., 9.875s, 2004                                              250                256,250
    UDC Homes, Inc., 14.5s, 2000                                              6                  3,048
                                                                                          ------------
                                                                                          $  2,672,423
-------------------------------------------------------------------------------------------------------
  Business Services - 0.3%
    Iron Mountain, Inc., 10.125s, 2006                                  $   670           $    723,600
-------------------------------------------------------------------------------------------------------
  Chemicals - 1.2%
    Harris Chemical North America, Inc., 10.25s, 2001                   $ 1,000           $  1,040,000
    NL Industries, Inc., 11.75s, 2003                                       250                275,000
    Sterling Chemicals, Inc., 11.25s, 2007                                   25                 24,625
    Ucar Global Enterprises Inc, 12s, 2005                                  500                535,000
    UCC Investors Holdings, Inc., 0s to 1998, 12s, 2005                   1,000                990,000
                                                                                          ------------
                                                                                          $  2,864,625
-------------------------------------------------------------------------------------------------------
  Computer Software - Services - 0.4%
    Unisys Corp., 7.875s, 2008                                          $   900           $    900,000
-------------------------------------------------------------------------------------------------------
  Consumer Goods and Services - 1.4%
    Kindercare Learning Centers, Inc., 9.5s, 2009                       $   300           $    308,250
    Philip Morris Cos. Inc., 7.75s, 2027                                  1,000              1,053,920
    Revlon Consumer Products Corp., 8.125s, 2006##                          900                900,000
    Synthetic Industries, Inc., 9.25s, 2007                               1,025              1,066,000
    Westpoint Stevens, Inc., 9.375s, 2005                                   250                263,750
                                                                                          ------------
                                                                                          $  3,591,920
-------------------------------------------------------------------------------------------------------
  Containers - 1.7%
    Gaylord Container Corp. "B", 9.75s, 2007                            $ 1,225           $  1,240,312
    Stone Container Corp., 9.875s, 2001                                   2,000              2,055,000
    U.S. Can Corp., 10.125s, 2006                                           900                949,500
                                                                                          ------------
                                                                                          $  4,244,812
-------------------------------------------------------------------------------------------------------
  Defense Electronics - 0.6%
    Alliant Techsystem Inc., 11.75s, 2003                               $   400           $    436,000
    United Defense Industries Inc., 8.75s, 2007                             950                969,000
                                                                                          ------------
                                                                                          $  1,405,000
-------------------------------------------------------------------------------------------------------
  Electrical Equipment - 0.4%
    Williams Scotsman, Inc., 9.875s, 2007                               $ 1,000           $  1,040,000
-------------------------------------------------------------------------------------------------------
  Entertainment - 1.4%
    AMC Entertainment, Inc., 9.5s, 2009                                 $   200           $    208,000
    Cinemark USA, Inc., 9.625s, 2008                                        750                781,875
    Marvel Holdings, Inc. "B", 0s, 1998 (Chapter 11)                        445                 21,137
    Time Warner, Inc., 9.125s, 2013                                       1,130              1,353,231
    Time Warner, Inc., 9.15s, 2023                                          870              1,066,229
                                                                                          ------------
                                                                                          $  3,430,472
-------------------------------------------------------------------------------------------------------
  Financial Institutions - 1.3%
    Constellation Finance, 9.8s, 2001                                   $ 1,750           $  1,785,000
    Dynex Capital, Inc., 7.875s, 2002                                     1,500              1,513,770
                                                                                          ------------
                                                                                          $  3,298,770
-------------------------------------------------------------------------------------------------------
  Food and Beverage Products - 3.0%
    Borden Inc., 9.2s, 2021                                             $ 2,500           $  2,741,550
    Borden Inc., 9.25s, 2019                                              1,750              1,823,990
    Friendly Ice Cream Corp., 10.5s, 2007##                               1,250              1,334,375
    Planet Hollywood International Inc., 12s, 2005##                      1,000                982,500
    Specialty Foods Corp., 10.25s, 2001                                     500                490,000
                                                                                          ------------
                                                                                          $  7,372,415
-------------------------------------------------------------------------------------------------------
  Forest and Paper Products - 1.1%
    Calmar, Inc., 11.5s, 2005                                           $   250           $    268,750
    Silgan Holdings, Inc., 9s, 2009                                       1,000              1,045,000
    U.S. Timberlands, 9.625s, 2007                                          460                473,800
    Waterford 3 Funding Corp., 8.09s, 2017                                1,000              1,040,950
                                                                                          ------------
                                                                                          $  2,828,500
-------------------------------------------------------------------------------------------------------
  Government National Mortgage Association - 3.4%
    GNMA, 8s, 2026                                                      $ 8,000           $  8,300,000
-------------------------------------------------------------------------------------------------------
  Information, Paging and Technology - 0.7%
    ICG Holdings, Inc., 0s to 2001, 12.5s, 2006                         $ 1,200           $    960,000
    Millicom International Cellular Communications Corp.,
      0s to 2001, 13.25s, 2006                                              350                274,750
    Sprint Spectrum LP, 11s, 2006                                           550                628,375
                                                                                          ------------
                                                                                          $  1,863,125
-------------------------------------------------------------------------------------------------------
  Insurance - 0.4%
    Residential Reinsurance Ltd. "A", 8.41s, 1998+                      $ 1,000           $  1,010,000
-------------------------------------------------------------------------------------------------------
  Machinery - 0.2%
    AGCO Corp., 8.5s, 2006                                              $   500           $    515,000
-------------------------------------------------------------------------------------------------------
  Media - 1.5%
    American Radio Systems Corp., 9s, 2006                              $   350           $    374,500
    EchoStar Satellite Broadcasting Corp., 0s to 2000,
      13.125s, 2004                                                         750                682,500
    Falcon Holdings Group, Inc., 11s, 2003(+)                               241                257,812
    Intermedia Capital Partners, 11.25s, 2006                                75                 84,000
    Intermedia Communications, Inc., 0s to 2002, 11.125s, 2007            1,800              1,323,000
    Jones Intercable, Inc., 8.875s, 2007                                    500                525,000
    Marcus Cable Operating Co., 13.5s, 2004                                 500                477,500
                                                                                          ------------
                                                                                          $  3,724,312
-------------------------------------------------------------------------------------------------------
  Medical and Health Technology and Services - 0.2%
    Beverly Enterprises, Inc., 9s, 2006                                 $   460           $    477,250
-------------------------------------------------------------------------------------------------------
  Metals and Minerals - 1.3%
    Haynes International, Inc., 11.625s, 2004                           $ 1,000           $  1,122,500
    Kaiser Aluminum & Chemical Corp., 9.875s, 2002                          300                309,750
    Kaiser Aluminum & Chemical Corp., 10.875s, 2006                         750                813,750
    Metals USA, Inc., 8.625s, 2008##                                        900                882,000
                                                                                          ------------
                                                                                          $  3,128,000
-------------------------------------------------------------------------------------------------------
  Oil Services - 0.8%
    Clark USA, Inc., 10.875s, 2005                                      $   500           $    545,000
    Ferrell Gas LP, 10s, 2001                                               200                213,500
    Pool Energy Services Company, 8.625s, 2008##                          1,250              1,250,000
                                                                                          ------------
                                                                                          $  2,008,500
-------------------------------------------------------------------------------------------------------
  Oils - 2.1%
    Giant Industries, Inc., 9s, 2007                                    $   400           $    407,500
    Triton Energy Ltd., 8.75s, 2002                                       2,000              2,082,060
    Triton Energy Ltd., 9.25s, 2005                                       2,500              2,701,125
                                                                                          ------------
                                                                                          $  5,190,685
-------------------------------------------------------------------------------------------------------
  Real Estate - 0.2%
    George Town Real Estate Ltd., 5.9s, 2007+                           $   500           $    515,000
-------------------------------------------------------------------------------------------------------
  Restaurants and Lodging - 0.9%
    Prime Hospitality Corp., 9.75s, 2007                                $ 1,000           $  1,077,500
    Red Roof Inns, Inc., 9.625s, 2003                                     1,100              1,141,250
                                                                                          ------------
                                                                                          $  2,218,750
-------------------------------------------------------------------------------------------------------
  Retail - 0.7%
    Cole National Group, Inc., 8.625s, 2007                             $   750           $    757,500
    K Mart Corp., 8.125s, 2006                                              900                918,000
                                                                                          ------------
                                                                                          $  1,675,500
-------------------------------------------------------------------------------------------------------
  Special Products and Services - 1.9%
    Buckeye Cellulose Corp., 8.5s, 2005                                 $   610           $    616,100
    IMO Industries, Inc., 11.75s, 2006                                      500                571,250
    International Knife & Saw, Inc., 11.375s, 2006                          850                927,562
    International Specialty Products Holdings, Inc., 9s, 2003               900                949,500
    Polymer Group, Inc., 9s, 2007                                         1,000              1,032,500
    Thermadyne Industries Holdings Corp., 10.75s, 2003                      500                520,000
                                                                                          ------------
                                                                                          $  4,616,912
-------------------------------------------------------------------------------------------------------
  Steel - 1.6%
    Alaska Steel Holdings Corp., 9.125s, 2006                           $ 1,000           $  1,055,000
    Armco, Inc., 9s, 2007                                                 1,300              1,345,500
    Commonwealth Aluminum Corp., 10.75s, 2006                               500                527,500
    WCI Steel, Inc., 10s, 2004                                              900                931,500
                                                                                          ------------
                                                                                          $  3,859,500
-------------------------------------------------------------------------------------------------------
  Supermarkets - 0.2%
    Pathmark Stores, Inc., 9.625s, 2003                                 $   500           $    505,000
-------------------------------------------------------------------------------------------------------
  Telecommunications - 5.9%
    Adelphia Communications Corp. "B", 9.875s, 2007                     $    75           $     80,625
    Allbritton Communications Co. "B", 9.75s, 2007                        1,000              1,050,000
    Chancellor Radio Broadcasting, 8.125s, 2007##                           900                900,000
    Comcast Cellular Holdings, Inc., 9.5s, 2007                           1,000              1,040,000
    Comcast Corp., 9.375s, 2005                                             500                532,775
    DTI Holdings Inc., 0s to 2003, 12.5s, 2008                              500                287,500
    EchoStar Communications Corp., 0s to 1999, 12.875s, 2004                100                 95,750
    Fox/Liberty Networks, Inc., 8.875s, 2007                              1,000              1,020,000
    Granite Broadcasting Corp., 10.375s, 2005                               280                296,800
    ITC Deltacom, Inc., 11s, 2007                                            26                 29,510
    Jacor Communications Co., 8s, 2010                                      900                895,500
    Level 3 Communications, Inc., 9.125s, 2008##                            500                495,000
    Lin Television Corp., 8.375s, 2008##                                  1,250              1,256,250
    Mobile Telecommunication Technologies Corp., 13.5s, 2002              1,500              1,758,750
    NEXTEL Communications, 0s to 1999, 9.75s, 2004                          500                481,250
    NEXTEL International, Inc., 0s to 2003, 12.125s, 2008##               1,000                600,000
    Outdoor Systems, Inc., 8.875s, 2007                                     175                180,688
    Pagemart Wireless, Inc., 0s to 2003, 11.25s, 2008##                     855                530,100
    Qwest Communications International, Inc., 0s to 2003,
      8.29s, 2008##                                                       1,750              1,203,125
    Triton Communications, 0s to 2003, 11s, 2008##                          975                577,687
    United International Holdings Incorporated, 10.75s, 2008                300                189,750
    Western Wireless Corp., 10.5s, 2007                                     500                541,250
    WorldCom, Inc., 8.875s, 2006                                            590                643,082
                                                                                          ------------
                                                                                          $ 14,685,392
-------------------------------------------------------------------------------------------------------
  Transportation
    Moran Transportation Co., 11.75s, 2004                              $   100           $    111,375
-------------------------------------------------------------------------------------------------------
  Utilities - Electric - 9.4%
    Central Maine Power Company, 7.05s, 2008                            $   750           $    732,833
    Connecticut Light & Power Company, 5.75s, 2000                        1,500              1,464,885
    El Paso Electric Co., 9.4s, 2011                                      1,000              1,125,200
    Esi Tractebel, 7.99s, 2011##                                            500                492,500
    First PV Funding Corp., 10.15s, 2016                                    267                278,855
    First PV Funding Corp., 10.3s, 2014                                     683                714,390
    Midland Cogeneration Venture Corp., 10.33s, 2002                      1,565              1,688,404
    Midland Funding Corp. "B", 13.25s, 2006                               2,500              3,202,650
    Niagara Mohawk Power Corp., 8.77s, 2018                               1,180              1,279,639
    Niagara Mohawk Power Corp., 9.75s, 2005                               2,500              2,933,500
    Northeast Utilities "B", 8.38s, 2005                                    429                437,143
    Pacificorp Holdings, 6.75s, 2001                                      1,500              1,514,850
    Texas & New Mexico Power Co., 10.75s, 2003                            4,390              4,730,971
    Texas & New Mexico Power Co., 12.5s, 1999                             2,000              2,077,500
    Washington Public Power Supply, 5.125s, 2017                            500                480,740
                                                                                          ------------
                                                                                          $ 23,154,060
-------------------------------------------------------------------------------------------------------
  U.S. Treasury Obligations - 14.6%
    U.S. Treasury Bonds, 6.125s, 2027                                   $ 2,500           $  2,516,016
    U.S. Treasury Bonds, 11.25s, 2015                                    21,500             33,553,330
                                                                                          ------------
                                                                                          $ 36,069,346
-------------------------------------------------------------------------------------------------------
Total U.S. Bonds                                                                          $156,361,360
-------------------------------------------------------------------------------------------------------
Foreign Bonds - 30.9%
  Argentina - 3.5%
    City of Buenos Aires, 11.25s, 2007                                  $   700           $    748,125
    Compania De Infraes SA, 11.625s, 2004 (Industrial)##                  2,500              2,550,250
    Hidroelectrica Alicura, 8.375s, 1999 (Electric Utilities)##           1,000                995,000
    Industrias Metalurgicas Pescarmona SA, 9.5s, 2002
      (Electric Utilities)##                                                250                239,220
    Republic of Argentina, 6.625s, 2005                                     475                435,813
    Republic of Argentina, 9.75s, 2027                                      739                707,592
    Republic of Argentina, 11.75s, 2007##                                 1,000              1,005,000
    Telefonica De Argentina SA, 9.125s, 2008 (Telecommunications)         2,000              1,987,500
                                                                                          ------------
                                                                                          $  8,668,500
-------------------------------------------------------------------------------------------------------
  Bermuda - 0.1%
    Flag Limited, 8.25s, 2008 (Telecommunications)##                    $   200           $    203,500
-------------------------------------------------------------------------------------------------------
  Brazil - 4.6%
    Autopistas Sol SA "B", 10.25s, 2009 (Industrial)##                  $ 2,250           $  2,216,250
    Cemig, 9.125s, 2004 (Industrial)                                      1,000                979,000
    Companhia Energetica de Minas, 9.125s, 2004 (Electric
      Utilities)##                                                        1,500              1,462,500
    Companhia Paranaense, 9.75s, 2005 (Electric Utilities)##              1,750              1,755,985
    Espirito Santo Centrais Escelsa, 10s, 2007 (Electric
      Utilities)##                                                        1,000                955,000
    Federal Republic of Brazil, 6.875s, 2001                                536                522,808
    Federal Republic of Brazil, 10.125s, 2027                               756                736,193
    Leasing Bank Boston/Brazil, 0s to 1999, 8.375s, 2004
      (Finance)##                                                         1,000              1,005,000
    Voto Votorantim, 8.5s, 2005 (Finance)                                 2,000              1,865,000
                                                                                          ------------
                                                                                          $ 11,497,736
-------------------------------------------------------------------------------------------------------
  Bulgaria - 0.8%
    National Republic of Bulgaria, 2.25s, 2012                          $ 2,000           $  1,342,500
    National Republic of Bulgaria, 6.563s, 2024                             750                611,250
                                                                                          ------------
                                                                                          $  1,953,750
-------------------------------------------------------------------------------------------------------
  Canada - 1.3%
    PCI Chemicals Inc, 9.25s, 2007 (Chemicals)                          $ 1,250           $  1,228,125
    Repap New Brunswick, Inc., 10.625s, 2005 (Forest and Paper
      Products)                                                             900                940,500
    Rogers Cablesystems, Inc., 10.125s, 2012 (Telecommunications)           500                542,500
    Rogers Cantel, Inc., 9.375s, 2008 (Telecommunications)                  500                517,500
    Telesystem International Wireless Inc., 0s to 2002, 13.25s,
      2007 (Telecommunications)                                             200                127,500
                                                                                          ------------
                                                                                          $  3,356,125
-------------------------------------------------------------------------------------------------------
  Greece - 1.5%
    Fage Dairy Industries SA, 9s, 2007 (Food and Beverage
      Products)                                                         $ 4,000           $  3,850,000
-------------------------------------------------------------------------------------------------------
  Hong Kong - 1.7%
    Guangdong International, 6.27s, 1998 (Construction)                 $ 2,000           $  1,955,000
    Guangzhou Shen Superhighway, 10.25s, 2007 (Construction)              2,750              2,255,000
                                                                                          ------------
                                                                                          $  4,210,000
-------------------------------------------------------------------------------------------------------
  Indonesia - 2.0%
    APP International Finance, 3.5s, 2003 (Financial
      Institutions)##                                                   $ 3,000           $  3,003,750
    APP International Finance, 11.75s, 2005 (Financial
      Institutions)                                                         500                465,000
    APP International Finance, 12s, 2004 (Financial Institutions)         1,500              1,290,000
    Indah Kiat Finance Mauritius Ltd., 10s, 2007 (Finance)                  250                203,750
                                                                                          ------------
                                                                                          $  4,962,500
-------------------------------------------------------------------------------------------------------
  Mexico - 7.6%
    Empresas ICA Sociedad SA, 5s, 2004 (Construction)                   $ 2,000           $  1,540,000
    Empresas ICA Sociedad SA, 11.875s, 2001 (Construction)                2,000              2,180,000
    Grupo Industrial Durango SA, 12s, 2001 (Forest Products)              1,250              1,360,938
    Grupo Industrial Durango SA, 12.625s, 2003 (Forest Products)          1,650              1,868,625
    Sanluis Corporation SA, 8.875s, 2008 (Finance)##                      3,000              2,955,000
    Satelites Mexicanos SA, 10.125s, 2004 (Telecommunications)##            500                510,625
    TFM SA De CV, 0s to 2002, 11.75s, 2009 (Railroads)                    1,500                966,540
    United Mexican States, 8.625s, 2008                                   1,500              1,492,500
    United Mexican States, 11.375s, 2016                                  3,000              3,490,500
    United Mexican States, 11.5s, 2026                                    2,000              2,406,000
                                                                                          ------------
                                                                                          $ 18,770,728
-------------------------------------------------------------------------------------------------------
  Panama - 1.1%
    Republic of Panama, 8.25s, 2008                                     $ 1,000           $    987,500
    Republic of Panama, 8.875s, 2027                                      1,703              1,668,940
                                                                                          ------------
                                                                                          $  2,656,440
-------------------------------------------------------------------------------------------------------
  Philippines - 0.4%
    Bangko Sentral Ng Philipinas, 8.6s, 2027 (Finance)                  $ 1,000           $    906,930
-------------------------------------------------------------------------------------------------------
  Russia - 5.4%
    CSFB Gazprom Note, 13.5s, 2000+                                     $ 3,400           $  3,394,560
    Ministry of Finance, Russia, 10s, 2007                                2,500              2,406,250
    Russia Principal Loans, 3.359s, 2020+                                10,750              6,799,375
    St. Petersburg Russia, 9.5s, 2002##                                     750                697,005
                                                                                          ------------
                                                                                          $ 13,297,190
-------------------------------------------------------------------------------------------------------
  South Korea - 0.3%
    Republic of Korea, 8.875s, 2008                                     $   710           $    708,154
-------------------------------------------------------------------------------------------------------
  United Kingdom - 0.6%
    Colt Telecom Group PLC, 8.875s, 2007 (Telecommunications)    DEM        500           $    303,706
    Diamond Cable Communications Corp. PLC, 0s to 2002,
      10.75s, 2007 (Telecommunications)                                 $ 1,250                884,375
    Diamond Cable Communications Corp. PLC, 0s to 2000,
      11.75s, 2005 (Telecommunications)                                     250                198,750
                                                                                          ------------
                                                                                          $  1,386,831
-------------------------------------------------------------------------------------------------------
Total Foreign Bonds                                                                       $ 76,428,384
-------------------------------------------------------------------------------------------------------
Total Bonds (Identified Cost, $231,614,533)                                               $232,789,744
-------------------------------------------------------------------------------------------------------

Stocks
-------------------------------------------------------------------------------------------------------
                                                                         SHARES
-------------------------------------------------------------------------------------------------------
U.S. Stocks
  Apparel and Textiles
    Ithaca Industries, Inc.*                                              6,000           $     20,628
-------------------------------------------------------------------------------------------------------
  Real Estate
    Atlantic Gulf Communities Corp.+*                                       100                    313
-------------------------------------------------------------------------------------------------------
Total Stocks (Identified Cost, $75,000)                                                   $     20,941
-------------------------------------------------------------------------------------------------------

Preferred Stock - 1.5%
-------------------------------------------------------------------------------------------------------
ISSUER                                                                   SHARES                  VALUE
-------------------------------------------------------------------------------------------------------
  U.S. Stocks - 1.5%
    Consumer Goods and Services
      Renaissance Cosmetics, Inc., 14s                                      779           $     77,900
-------------------------------------------------------------------------------------------------------
  Entertainment - 0.5%
    Time Warner, Inc., 10.25s                                             1,170           $  1,304,550
-------------------------------------------------------------------------------------------------------
  Telecommunications - 0.7%
    CSC Holdings Incorporated, 11.125s                                    6,314           $    724,531
    Primedia Incorporated, 8.625s*##                                      9,000                888,750
                                                                                          ------------
                                                                                          $  1,613,281
-------------------------------------------------------------------------------------------------------
  Utilities - Electric - 0.3%
    Long Island Lighting Co., 7.95s                                      25,000           $    668,750
-------------------------------------------------------------------------------------------------------
Total Preferred Stock (Identified Cost, $3,845,063)                                       $  3,664,481
-------------------------------------------------------------------------------------------------------

Rights
-------------------------------------------------------------------------------------------------------
    United Mexican States, Expiration Date 6/30/03
      (Identified Cost, $0)*                                              1,000           $    --
-------------------------------------------------------------------------------------------------------

Warrants
-------------------------------------------------------------------------------------------------------
    Renaissance Cosmetics, Inc., Expiration Date 8/31/06*                   655           $          7
    ICO, Inc., Expiration Date 7/01/02*                                  62,500                 37,500
-------------------------------------------------------------------------------------------------------
Total Warrants (Identified Cost, $51,787)                                                 $     37,507
-------------------------------------------------------------------------------------------------------

Contingent Promissory Demand Note - 1.0%
-------------------------------------------------------------------------------------------------------
                                                               PRINCIPAL AMOUNT
                                                                  (000 OMITTED)
-------------------------------------------------------------------------------------------------------
    Cargill, COLT (Commodity Option Linked Trading), due 2002
      (Illiquid) (Identified Cost, $2,618,556)                         $  2,500           $  2,468,655
-------------------------------------------------------------------------------------------------------

Short-Term Obligations - 1.2%
-------------------------------------------------------------------------------------------------------
    CSFB Russia Note, due 5/01/98 (Identified Cost $3,000,000)         $  3,000           $  3,000,000
-------------------------------------------------------------------------------------------------------

Repurchase Agreement - 3.8%
-------------------------------------------------------------------------------------------------------
    Goldman Sachs, dated 4/30/98, due 5/1/98, total to be received
      $9,338,429 (secured by various U.S. Treasury and Federal
      Agency obligations), at Cost                                     $  9,337           $  9,337,000
-------------------------------------------------------------------------------------------------------

Call Options Purchased
-------------------------------------------------------------------------------------------------------
                                                               PRINCIPAL AMOUNT
                                                                   OF CONTRACTS
ISSUER/EXPIRATION MONTH/STRIKE PRICE                              (000 OMITTED)                  VALUE
-------------------------------------------------------------------------------------------------------
    Russian Principal Callable/May/63.25 (Premiums Paid, $51,000)      $  3,000           $     39,300
-------------------------------------------------------------------------------------------------------
Total Investments (Identified Cost, $250,592,939)                                         $251,357,628
Other Assets, Less Liabilities - (1.7)%                                                     (4,142,279)
-------------------------------------------------------------------------------------------------------
Net Assets - 100.0%                                                                       $247,215,349
-------------------------------------------------------------------------------------------------------
  *Non-income producing security.
 ##SEC Rule 144A restriction.
  +Restricted security.
(+)Payment in kind.

Abbreviations have been used throughout this report to indicate amounts shown in currencies other than the U.S. dollar. A list of abbreviations is shown below.

                             DEM = Deutsche Marks

See notes to financial statements

FINANCIAL STATEMENTS

Statement of Assets and Liabilities
--------------------------------------------------------------------------------
APRIL 30, 1998
--------------------------------------------------------------------------------
Assets:
  Investments, at value (identified cost, $250,592,939)            $251,357,628
  Cash                                                                      669
  Net receivable for forward foreign currency exchange
    contracts subject to  master netting agreements                       1,995
  Receivable for Fund shares sold                                     2,458,477
  Receivable for investments sold                                    23,227,554
  Receivable from investment advisor                                    368,040
  Interest receivable                                                 4,555,052
  Other assets                                                              846
                                                                   ------------
      Total assets                                                 $281,970,261
                                                                   ------------
Liabilities:
  Payable for Fund shares reacquired                               $    304,269
  Payable for investments purchased                                  34,116,541
  Payable for daily variation margin on futures contracts
    closed                                                              123,310
  Payable to affiliates -
    Management fee                                                        3,340
    Administrative fee                                                       99
    Shareholder servicing agent fee                                         743
    Distribution fee                                                     67,369
  Accrued expenses and other liabilities                                139,241
                                                                   ------------
      Total liabilities                                            $ 34,754,912
                                                                   ------------
Net assets                                                         $247,215,349
                                                                   ============
Net assets consist of:
  Paid-in capital                                                  $244,851,951
  Unrealized appreciation on investments and translation of
    asset and liabilities in foreign currencies                         766,757
  Accumulated undistributed net realized gain on
    investments and foreign currency transactions                       908,701
  Accumulated undistributed net investment income                       687,940
                                                                   ------------
      Total                                                        $247,215,349
                                                                   ============
Shares of beneficial interest outstanding                           29,991,631
                                                                    ==========
Class A shares:
  Net asset value and redemption price per share
    (net assets of $90,705,107 / 10,946,546 shares of
     beneficial interest outstanding)                                 $8.29
                                                                      =====
  Offering price per share (100 / 95.25)                              $8.70
                                                                      =====
Class B shares:
  Net asset value and offering price per share
    (net assets $118,218,575 / 14,376,626 shares of
     beneficial interest outstanding)                                 $8.22
                                                                      =====
Class C shares:
  Net asset value and offering price per share
    (net assets of $37,933,355 / 4,625,251 shares of
     beneficial interest outstanding)                                 $8.20
                                                                      =====
Class I shares:
  Net asset value and offering  price per share
    (net assets of $358,312 / 43,208 shares of beneficial
     interest outstanding)                                            $8.29
                                                                      =====
On sales of $100,000 or more, the offering price of Class A shares is reduced. A contingent deferred sales charge may be imposed on redemptions of Class A, Class B, and Class C shares.

See notes to financial statements

Statement of Operations
------------------------------------------------------------------------------
SIX MONTHS ENDED APRIL 30, 1998
------------------------------------------------------------------------------
Net investment income:
  Income -
    Interest                                                       $ 8,727,511
    Dividend                                                            52,013
                                                                   -----------
      Total investment income                                      $ 8,779,524
                                                                   -----------
  Expenses -
    Management fee                                                 $ 1,126,561
    Administrative fee                                                  13,589
    Trustees' compensation                                              21,883
    Shareholder servicing agent fee                                    119,096
    Distribution and service fee (Class A)                             138,865
    Distribution and service fee (Class B)                             468,336
    Distribution and service fee (Class C)                             147,296
    Custodian fee                                                       52,037
    Printing                                                            45,165
    Auditing fees                                                       25,165
    Postage                                                             20,060
    Legal fees                                                           2,733
    Miscellaneous                                                      105,171
                                                                   -----------
      Total expenses                                               $ 2,285,957
    Fees paid indirectly                                               (36,859)
    Reduction of expenses by investment adviser                     (1,048,635)
                                                                   -----------
      Net expenses                                                 $ 1,200,463
                                                                   -----------
        Net investment income                                      $ 7,579,061
                                                                   -----------
Realized and unrealized gain (loss) on investments:
    Realized gain (identified cost basis) -
      Investment transactions                                      $   915,493
      Foreign currency transactions                                    154,858
      Futures contracts                                                 99,006
                                                                   -----------
        Net realized gain on investments                           $ 1,169,357
                                                                   -----------
    Change in unrealized appreciation (depreciation) -
      Investments                                                  $ 2,417,756
      Translation of assets and liabilities in foreign currencies     (134,186)
                                                                   -----------
        Net unrealized gain on investments                         $ 2,283,570
                                                                   -----------
          Net realized and unrealized gain on investments and foreign
            currency                                               $ 3,452,927
                                                                   -----------
            Increase in net assets from operations                 $11,031,988
                                                                   ===========

See notes to financial statements

FINANCIAL STATEMENTS -- continued

Statement of Changes in Net Assets
---------------------------------------------------------------------------------------------------------
                                                             SIX MONTHS ENDED                  YEAR ENDED
                                                               APRIL 30, 1998            OCTOBER 31, 1997
---------------------------------------------------------------------------------------------------------
Increase (decrease) in net assets:
From operations -
  Net investment income                                          $  7,579,061                $  8,557,447
  Net realized gain on investments and foreign currency
    transactions                                                    1,169,357                   2,630,601
  Net unrealized gain (loss) on investments and foreign
    currency translation                                            2,283,570                  (2,722,332)
                                                                 ------------                ------------
      Increase in net assets from operations                     $ 11,031,988                $  8,465,716
                                                                 ------------                ------------
Distributions declared to shareholders -
  From net investment income (Class A)                           $ (2,829,542)               $ (4,703,670)
  From net investment income (Class B)                             (3,003,338)                 (3,069,009)
  From net investment income (Class C)                               (937,777)                   (714,530)
  From net investment income (Class I)                                (11,259)                     (3,175)
  Net realized gain on investments and foreign currency
    transactions (Class A)                                         (1,233,914)                   (460,894)
  Net realized gain on investments and foreign currency
    transactions (Class B)                                         (1,433,172)                   (246,359)
  Net realized gain on investments and foreign currency
    transactions (Class C)                                           (451,823)                    (50,625)
  Net realized gain on investments and foreign currency
    transactions (Class I)                                             (4,783)                       --
                                                                 ------------                ------------
      Total distributions declared to shareholders               $ (9,905,608)               $ (9,248,262)
                                                                 ------------                ------------
Net increase in net assets from Fund share transactions          $ 84,062,880                $ 82,536,841
                                                                 ------------                ------------
      Total increase in net assets                               $ 85,189,260                $ 81,754,295
Net assets:
  At beginning of period                                          162,026,089                  80,271,794
                                                                 ------------                ------------

At end of period (including accumulated undistributed net
investment income and distributions in excess of net
investment income of $687,940 and $(109,205), respectively)      $247,215,349                $162,026,089
                                                                 ============                ============
See notes to financial statements

FINANCIAL STATEMENTS -- continued

Financial Highlights
-----------------------------------------------------------------------------------------------------------------------------------
                                                                                        YEAR ENDED OCTOBER 31,
                                      SIX MONTHS ENDED           ------------------------------------------------------------------
                                        APRIL 30, 1998             1997           1996           1995           1994           1993
-----------------------------------------------------------------------------------------------------------------------------------
                                               CLASS A
-----------------------------------------------------------------------------------------------------------------------------------
Per share data (for a share outstanding
 throughout each period):
Net asset value - beginning of period           $ 8.24           $ 8.19         $ 8.07         $ 7.57         $ 8.34         $ 8.00
                                                ------           ------         ------         ------         ------         ------
Income from investment operations# -
  Net investment income(S)                      $ 0.32           $ 0.69         $ 0.62         $ 0.60         $ 0.48         $ 0.52
  Net realized and unrealized gain
    (loss) on investments and foreign
    currency transactions                         0.16             0.13           0.18           0.48          (0.74)          0.42
                                                ------           ------         ------         ------         ------         ------
      Total from investment operations          $ 0.48           $ 0.82         $ 0.80         $ 1.08         $(0.26)        $ 0.94
                                                ------           ------         ------         ------         ------         ------
Less distributions declared to shareholders -
  From net investment income                    $(0.30)          $(0.69)        $(0.60)        $(0.58)        $ --           $(0.24)
  From net realized gain on investments
    and foreign currency transactions            (0.13)           (0.08)         (0.08)          --             --            (0.32)
  In excess of net investment income              --               --             --             --            (0.06)          --
  In excess of net realized gain on
    investments and foreign currency
    transactions                                  --               --             --             --            (0.04)          --
  From paid in capital                            --               --             --             --            (0.41)         (0.04)
                                                ------           ------         ------         ------         ------         ------
      Total distributions declared to
        shareholders                            $(0.43)          $(0.77)        $(0.68)        $(0.58)        $(0.51)        $(0.60)
                                                ------           ------         ------         ------         ------         ------
Net asset value - end of period                 $ 8.29           $ 8.24         $ 8.19         $ 8.07         $ 7.57         $ 8.34
                                                ======           ======         ======         ======         ======         ======
Total return(+)                                  5.87%++         10.40%         10.42%         15.00%         (3.15)%        12.36%
Ratios (to average net assets)/
 Supplemental data(S):
  Expenses+++                                    0.79%+           0.75%          1.09%          1.50%          1.71%          1.98%
  Net investment income                          7.89%+           8.26%          7.63%          7.86%          6.11%          5.92%
Portfolio turnover                                153%             217%           287%           249%           153%           275%
Net assets at end of period (000
  omitted)                                    $90,705           $69,874        $49,432        $41,688        $44,032        $60,120
  +Annualized.
 ++Not annualized.
+++For fiscal years ending after September 1, 1995, the Fund's expenses calculated without reduction for fees paid indirectly would have been 1.54%, 1.13%, 0.79%, 0.83% for 1995, 1996, 1997, and 1998, respectively.
  #Per share data for the periods subsequent to October 31, 1993, are based on average shares outstanding.
 ##For fiscal years ending after September 1, 1995, the Fund's expenses are calculated without reduction for fees paid indirectly.
(+)Total returns for Class A shares do not include the applicable sales charge. If the charge had been included, the results would have been lower.
(S)The investment adviser voluntarily waived a portion of their management fee and certain other expenses for certain of the periods indicated. If the fee had been incurred by the Fund, the net investment income per share and the ratios would have been:
    Net investment income                       $ 0.28           $ 0.58         $ 0.54         $ 0.53         $ 0.44         $ 0.49
    Ratios (to average net assets):
      Expenses##                                 1.86%+           2.01%          2.06%          2.47%          2.21%          2.14%
      Net investment income                      6.82%+           7.04%          6.70%          6.89%          5.62%          5.76%

See notes to financial statements

FINANCIAL STATEMENTS -- continued

Financial Highlights - continued
-----------------------------------------------------------------------------------------------------------------------------------
YEAR ENDED OCTOBER 31,                                        1992           1991           1990           1989           1988
-----------------------------------------------------------------------------------------------------------------------------------
                                                           CLASS A
-----------------------------------------------------------------------------------------------------------------------------------
Per share data (for a share outstanding
 throughout each period):
Net asset value - beginning of period                       $ 8.12         $ 7.56         $ 8.93         $ 9.60         $ 9.21
                                                            ------         ------         ------         ------         ------
Income from investment operations -
  Net investment income(S)                                  $ 0.63         $ 0.73         $ 0.86         $ 0.94         $ 0.93
  Net realized and unrealized gain (loss) on
    investments and foreign currency
    transactions                                              0.08           0.95          (1.03)         (0.38)          0.56
                                                            ------         ------         ------         ------         ------
      Total from investment operations                      $ 0.71         $ 1.68         $(0.17)        $ 0.56         $ 1.49
                                                            ------         ------         ------         ------         ------
Less distributions declared to shareholders -
  From net investment income                                $(0.56)        $(0.73)        $(0.82)        $(1.18)        $(0.69)
  From net realized gain on investments and
    foreign currency transactions                             --             --             --             --            (0.41)
  From paid in capital                                       (0.27)         (0.39)         (0.38)         (0.05)          --
                                                            ------         ------         ------         ------         ------
      Total distributions declared to
        shareholders                                        $(0.83)        $(1.12)        $(1.20)        $(1.23)        $(1.10)
                                                            ------         ------         ------         ------         ------
Net asset value - end of period                             $ 8.00         $ 8.12         $ 7.56         $ 8.93         $ 9.60
                                                            ======         ======         ======         ======         ======
Total return(+)                                              9.02%         23.78%         (1.62)%         5.85%         16.60%
Ratios (to average net assets)/Supplemental data(S):
  Expenses                                                   2.02%          1.87%          1.47%          1.82%          1.75%
  Net investment income                                      7.47%          9.26%         10.42%         10.05%          9.74%
Portfolio turnover                                            423%           671%           400%           157%           270%
Net assets at end of period (000 omitted)                  $77,487        $76,312        $74,555        $87,978        $93,819
(+)Total returns for Class A shares do not include the applicable sales charge. If the charge had been included, the results would have been lower.
(S)The investment adviser voluntarily waived a portion of their management fee and certain other expenses for certain of the periods indicated. If the fee had been incurred by the Fund, the net investment income per share and the ratios would have been:
    Net investment income                                   $ 0.61         $ 0.71         $ 0.83         $--            $--
    Ratios (to average net assets):
      Expenses                                               2.21%          2.16%          1.81%          --             --
      Net investment income                                  7.55%          8.97%         10.08%          --             --

See notes to financial statements

FINANCIAL STATEMENTS -- continued

Financial Highlights - continued
----------------------------------------------------------------------------------------------------------------------------------
                                                                                 YEAR ENDED OCTOBER 31,
                                    SIX MONTHS ENDED           -------------------------------------------------------------------
                                      APRIL 30, 1998              1997           1996           1995           1994          1993*
----------------------------------------------------------------------------------------------------------------------------------
                                             CLASS B
----------------------------------------------------------------------------------------------------------------------------------
Per share data (for a share outstanding
 throughout each period):
Net asset value - beginning of period          $ 8.18           $ 8.14         $ 8.03         $ 7.53         $ 8.33        $ 8.28
                                               ------           ------         ------         ------         ------        ------
Income from investment operations# -
  Net investment income(S)                     $ 0.29           $ 0.61         $ 0.56         $ 0.55         $ 0.45        $ 0.04
  Net realized and unrealized gain
    (loss) on investments and foreign
    currency transactions                        0.16             0.15           0.18           0.48          (0.78)         0.05
                                               ------           ------         ------         ------         ------        ------
      Total from investment operations         $ 0.45           $ 0.76         $ 0.74         $ 1.03         $(0.33)       $ 0.09
                                               ------           ------         ------         ------         ------        ------
Less distributions declared to
  shareholders -
  From net investment income                   $(0.28)          $(0.64)        $(0.55)        $(0.53)        $ --          $(0.03)
  From net realized gain on investments
    and foreign currency transactions           (0.13)           (0.08)         (0.08)          --             --           (0.01)
  In excess of net investment income             --               --             --             --            (0.05)         --
  In excess of net realized gain on
    investments and foreign currency
    transactions                                 --               --             --             --            (0.03)         --
  From paid in capital                           --               --             --             --            (0.39)         --
                                               ------           ------         ------         ------         ------        ------
      Total distributions declared to
        shareholders                           $(0.41)          $(0.72)        $(0.63)        $(0.53)        $(0.47)       $(0.04)
                                               ------           ------         ------         ------         ------        ------
Net asset value - end of period                $ 8.22           $ 8.18         $ 8.14         $ 8.03         $ 7.53        $ 8.33
                                               ======           ======         ======         ======         ======        ======
Total return                                    5.59%++          9.64%          9.68%         14.23%         (3.97)%        1.15%++
Ratios (to average net assets)/
 Supplemental data(S):
  Expenses+++                                   1.45%+           1.40%          1.76%          2.23%          2.43%         3.03%+
  Net investment income                         7.24%+           7.51%          7.02%          7.15%          5.97%         5.22%+
Portfolio turnover                               153%             217%           287%           249%           153%          275%
Net assets at end of period (000
  omitted)                                   $118,219          $71,459        $25,361         $8,365         $5,350        $  265
  *For the period from the inception of Class B, September 7, 1993, through October 31, 1993.
  +Annualized.
 ++Not annualized.
+++For fiscal years ending after September 1, 1995, the Fund's expenses calculated without reduction for fees paid indirectly would have been 2.27%, 1.80%, 1.44%, 1.49% for 1995, 1996, 1997, and 1998, respectively.
  #Per share data for the periods subsequent to October 31, 1993, are based on average shares outstanding.
 ##For fiscal years ending after September 1, 1995, the Fund's expenses are calculated without reduction for fees paid indirectly.
(S)The investment adviser voluntarily waived a portion of their management fee and certain other expenses for certain of the periods indicated. If the fee had been incurred by the Fund, the net investment income per share and the ratios would have been:
    Net investment income                      $ 0.25           $ 0.50         $ 0.49         $ 0.48         $ 0.41        $--
    Ratios (to average net assets):
      Expenses##                                2.52%+           2.66%          2.73%          3.20%          2.92%         --
      Net investment income                     6.17%+           6.29%          6.09%          6.18%          5.48%         --

See notes to financial statements

FINANCIAL STATEMENTS -- continued

Financial Highlights - continued
-------------------------------------------------------------------------------------------------------------------------------
                                                                                     YEAR ENDED OCTOBER 31,
                                                  SIX MONTHS ENDED         ----------------------------------------------------
                                                    APRIL 30, 1998           1997           1996          1995          1994**
-------------------------------------------------------------------------------------------------------------------------------
                                                           CLASS C
-------------------------------------------------------------------------------------------------------------------------------
Per share data (for a share outstanding
 throughout each period):
Net asset value - beginning of period                       $ 8.16         $ 8.12         $ 8.00         $ 7.53         $ 7.53
                                                            ------         ------         ------         ------         ------
Income from investment operations# -
  Net investment income(S)                                  $ 0.29         $ 0.60         $ 0.57         $ 0.54         $ 0.12
  Net realized and unrealized gain (loss) on
    investments and foreign currency
    transactions                                              0.16           0.16           0.18           0.48          (0.03)
                                                            ------         ------         ------         ------         ------
      Total from investment operations                      $ 0.45         $ 0.76         $ 0.75         $ 1.02         $ 0.09
                                                            ------         ------         ------         ------         ------
Less distributions declared to shareholders -
  From net investment income                                $(0.28)        $(0.64)        $(0.55)        $(0.55)        $ --
  From net realized gain on investments and
    foreign currency transactions                            (0.13)         (0.08)         (0.08)          --             --
  From paid in capital                                        --             --             --             --            (0.09)
                                                            ------         ------         ------         ------         ------
      Total distributions declared to
        shareholders                                        $(0.41)        $(0.72)        $(0.63)        $(0.55)        $(0.09)
                                                            ------         ------         ------         ------         ------
Net asset value - end of period                             $ 8.20         $ 8.16         $ 8.12         $ 8.00         $ 7.53
                                                            ======         ======         ======         ======         ======
Total return                                                 5.61%++        9.68%          9.80%         14.17%          1.23%++
Ratios (to average net assets)/Supplemental data(S):
  Expenses+++                                                1.45%+         1.40%          1.67%          2.16%          2.16%+
  Net investment income                                      7.25%+         7.44%          7.12%          7.23%          8.99%+
Portfolio turnover                                            153%           217%           287%           249%           153%
Net assets at end of period (000 omitted)                  $37,933        $20,464         $5,478         $1,060          $  13
 **For the period from the inception of Class C, September 1, 1994, through October 31, 1994.
  +Annualized.
 ++Not annualized.
+++For fiscal years ending after September 1, 1995, the Fund's expenses calculated without reduction for fees paid indirectly would have been 2.20%, 1.71%, 1.44%, 1.49% for 1995, 1996, 1997, and 1998, respectively.
  #Per share data are based on average shares outstanding.
 ##For fiscal years ending after September 1, 1995, the Fund's expenses are calculated without reduction for fees paid indirectly.
(S)The investment adviser voluntarily waived a portion of their management fee and certain other expenses for certain of the periods indicated. If the fee had been incurred by the Fund, the net investment income per share and the ratios would have been:
    Net investment income                                   $ 0.25         $ 0.50         $ 0.51         $ 0.46         $ 0.11
    Ratios (to average net assets):
      Expenses##                                             2.52%+         2.66%          2.64%          3.13%          2.65%+
      Net investment income                                  6.18%+         6.21%          6.19%          6.26%          8.50%+

See notes to financial statements

FINANCIAL STATEMENTS -- continued

Financial Highlights - continued
-----------------------------------------------------------------------------------------------------------------------------------
                                                                                         SIX MONTHS ENDED          PERIOD ENDED
                                                                                           APRIL 30, 1998      OCTOBER 31, 1997***
-----------------------------------------------------------------------------------------------------------------------------------
                                                                                                  CLASS I
-----------------------------------------------------------------------------------------------------------------------------------
Per share data (for a share outstanding throughout each period):
Net asset value - beginning of period                                                              $ 8.25                $ 8.15
                                                                                                   ------                ------
Income from investment operations# -
  Net investment income(S)                                                                         $ 0.34                $ 0.49
  Net realized and unrealized gain on investments and foreign currency transactions                  0.15                  0.15
                                                                                                   ------                ------
      Total from investment operations                                                             $ 0.49                $ 0.64
                                                                                                   ------                ------
Less distributions declared to shareholders -
  From net investment income                                                                       $(0.32)               $(0.54)
  From net realized gain on investments and foreign currency
    transactions                                                                                    (0.13)                 --
                                                                                                   ------                ------
      Total distributions declared to shareholders                                                 $(0.45)               $(0.54)
                                                                                                   ------                ------
Net asset value - end of period                                                                    $ 8.29                $ 8.25
                                                                                                   ======                ======
Total return                                                                                        6.05%++               5.98%++
Ratios (to average net assets)/Supplemental data(S):
  Expenses+++                                                                                       0.44%+                0.40%+
  Net investment income                                                                             8.23%+                7.69%+
Portfolio turnover                                                                                   153%                  217%
Net assets at end of period (000 omitted)                                                          $  358                $  230
***For the period from the inception of Class I, January 8, 1997, through October 31, 1997.
  +Annualized.
 ++Not annualized.
+++The Fund's expenses calculated without reduction for fees paid indirectly would have been 0.44% and 0.48% for 1997 and 1998, respectively.
  #Per share data are based on average shares outstanding.
 ##The Fund's expenses are calculated without reduction for fees paid indirectly.
(S)The investment adviser voluntarily waived a portion of their management fee and certain other expenses for certain of the periods indicated. If the fee had been incurred by the Fund, the net investment income per share and the ratios would have been:
    Net investment income                                                                          $ 0.30                $ 0.40
    Ratios (to average net assets):
      Expenses##                                                                                    1.51%+                1.66%+
      Net investment income                                                                         7.16%+                6.47%+

See notes to financial statements

NOTES TO FINANCIAL STATEMENTS

(1) Business and Organization
MFS Strategic Income Fund (the Fund) is a non-diversified series of MFS Series Trust VIII (the Trust). The Trust is organized as a Massachusetts business trust and is registered under the Investment Company Act of 1940, as amended, as an open-end management investment company.

(2) Significant Accounting Policies
General - The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates. Investments in foreign securities are vulnerable to the effects of changes in the relative values of the local currency and the U.S. dollar and to the effects of changes in each country's legal, political, and economic environment.

The Fund can invest up to 100% of its portfolio in high-yield securities rated below investment grade. Investments in high-yield securities involve greater degrees of credit and market risk than investments in higher-rated securities and tend to be more sensitive to economic conditions.

Investment Valuations - Debt securities (other than short-term obligations which mature in 60 days or less), including forward contracts, are valued on the basis of valuations furnished by dealers or by a pricing service with consideration to factors such as institutional-size trading in similar groups of securities, yield, quality, coupon rate, maturity, type of issue, trading characteristics, and other market data, without exclusive reliance upon exchange or over-the-counter prices. Short-term obligations, which mature in 60 days or less, are valued at amortized cost, which approximates market value. Non-U.S. dollar denominated short-term obligations are valued at amortized cost as calculated in the foreign currency and translated into U.S. dollars at the closing daily exchange rate. Futures contracts and options contracts listed on commodities exchanges are reported at market value using closing settlement prices. Over-the-counter options on securities are valued by brokers. Over-the-counter currency options are valued through the use of a pricing model which takes into account foreign currency exchange spot and forward rates, implied volatility, and short-term repurchase rates. Equity securities listed on securities exchanges or reported through the NASDAQ system are reported at market value using last sale prices. Unlisted equity securities or listed equity securities for which last sale prices are not available are reported at market value using last quoted bid prices. Securities for which there are no such quotations or valuations are valued at fair value as determined in good faith by or at the direction of the Trustees.

Repurchase Agreements - The Fund may enter into repurchase agreements with institutions that the Fund's investment adviser has determined are creditworthy. Each repurchase agreement is recorded at cost. The Fund requires that the securities collateral in a repurchase transaction be transferred to the custodian in a manner sufficient to enable the Fund to obtain those securities in the event of a default under the repurchase agreement. The Fund monitors, on a daily basis, the value of the collateral to ensure that its value, including accrued interest, is greater than amounts owed to the Fund under each such repurchase agreement. The Fund, along with other affiliated entities of Massachusetts Financial Services Company (MFS), may utilize a joint trading account for the purpose of entering into one or more repurchase agreements.

Foreign Currency Translation - Investment valuations, other assets, and liabilities initially expressed in foreign currencies are converted each business day into U.S. dollars based upon current exchange rates. Purchases and sales of foreign investments, income, and expenses are converted into U.S. dollars based upon currency exchange rates prevailing on the respective dates of such transactions. Gains and losses attributable to foreign currency exchange rates on sales of securities are recorded for financial statement purposes as net realized gains and losses on investments. Gains and losses attributable to foreign exchange rate movements on income and expenses are recorded for financial statement purposes as foreign currency transaction gains and losses. That portion of both realized and unrealized gains and losses on investments that results from fluctuations in foreign currency exchange rates is not separately disclosed.

Futures Contracts - The Fund may enter into futures contracts for the delayed delivery of securities or currency, or contracts based on financial indices at a fixed price on a future date. In entering such contracts, the Fund is required to deposit with the broker either in cash or securities an amount equal to a certain percentage of the contract amount. Subsequent payments are made or received by the Fund each day, depending on the daily fluctuations in the value of the contract, and are recorded for financial statement purposes as unrealized gains or losses by the Fund. The Fund's investment in futures contracts is designed to hedge against anticipated future changes in interest or exchange rates or securities prices. Should interest rates or securities prices move unexpectedly, the Fund may not achieve the anticipated benefits of the futures contracts and may realize a loss.

Forward Foreign Currency Exchange Contracts - The Fund may enter into forward foreign currency exchange contracts for the purchase or sale of a specific foreign currency at a fixed price on a future date. Risks may arise upon entering into these contracts from the potential inability of counterparties to meet the terms of their contracts and from unanticipated movements in the value of a foreign currency relative to the U.S. dollar. The Fund will enter into forward contracts for hedging purposes as well as for non-hedging purposes. For hedging purposes, the Fund may enter into contracts to deliver or receive foreign currency it will receive from or require for its normal investment activities. The Fund may also use contracts in a manner intended to protect foreign currency-denominated securities from declines in value due to unfavorable exchange rate movements. For non-hedging purposes, the Fund may enter into contracts with the intent of changing the relative exposure of the Fund's portfolio of securities to different currencies to take advantage of anticipated changes. The forward foreign currency exchange contracts are adjusted by the daily exchange rate of the underlying currency and any gains or losses are recorded as unrealized until the contract settlement date. On contract settlement date, the gains or losses are recorded as realized gains or losses on foreign currency transactions.

Investment Transactions and Income - Investment transactions are recorded on the trade date. Interest income is recorded on the accrual basis. All premium is amortized or accreted for financial statement and tax reporting purposes as required by federal income tax regulations. Dividends received in cash are recorded on the ex-dividend date. Dividend and interest payments received in additional securities are recorded on the ex-dividend or ex-interest date in an amount equal to the value of the security on such date.

The Fund uses the effective interest method for reporting interest income on payment-in-kind (PIK) bonds.

Fees Paid Indirectly - The Fund's custody fee is calculated as a percentage of the Fund's month end net assets. The fee is reduced according to an arrangement that measures the value of cash deposited with the custodian by the Fund. This amount is shown as a reduction of expenses on the Statement of Operations.

Tax Matters and Distributions - The Fund's policy is to comply with the provisions of the Internal Revenue Code (the Code) applicable to regulated investment companies and to distribute to shareholders all of its taxable income, including any net realized gain on investments. Accordingly, no provision for federal income or excise tax is provided.

The Fund files a tax return annually using tax accounting methods required under provisions of the Code, which may differ from generally accepted accounting principles, the basis on which these financial statements are prepared. Accordingly, the amount of net investment income and net realized gain reported on these financial statements may differ from that reported on the Fund's tax return and, consequently, the character of distributions to shareholders reported in the financial highlights may differ from that reported to shareholders on Form 1099-DIV.

Distributions to shareholders are recorded on the ex-dividend date. The Fund distinguishes between distributions on a tax basis and a financial reporting basis and requires that only distributions in excess of tax basis earnings and profits are reported in the financial statements as a tax return of capital. Differences in the recognition or classification of income between the financial statements and tax earnings and profits, which result in temporary over-distributions for financial statement purposes are classified as distributions in excess of net investment income or net realized gains.

Multiple Classes of Shares of Beneficial Interest - The Fund offers multiple classes of shares, which differ in their respective distribution and service fees. All shareholders bear the common expenses of the Fund based on average daily net assets of each class, without distinction between share classes. Dividends are declared separately for each class. No class has preferential dividend rights; differences in per share dividend rates are generally due to differences in separate class expenses. Class B shares will convert to Class A shares approximately eight years after purchase.

(3) Transactions with Affiliates
Investment Adviser - The Fund has an investment advisory agreement with Massachusetts Financial Services Company (MFS) to provide overall investment advisory and administrative services, and general office facilities. The management fee is computed daily and paid monthly at an annual rate of 0.50% of average daily net assets and 7.14% of investment income. The investment adviser has voluntarily agreed to waive a portion of its fee, which is reflected as a preliminary reduction of expenses in the Statement of Operations. The Fund's management fee is currently being charged at a rate of 0.50% of average daily net assets. Prior to March 1, 1998, the rate was 0.40%. No fee is currently being charged on investment income. MFS is currently paying all expenses of the Fund other than the management fee and distribution fees.

Administrator - The Fund has an administrative services agreement with MFS to provide the Fund with certain financial, legal, shareholder servicing, compliance, and other administrative services. As a partial reimbursement for the cost of providing these services, the Fund pays MFS an administrative fee at the following annual percentages of the Fund's average daily net assets:

            First $1 billion                               0.0150%
            Next $1 billion                                0.0125%
            Next $1 billion                                0.0100%
            In excess of $3 billion                        0.0000%

The Fund pays no compensation directly to its Trustees who are officers of the investment adviser, or to officers of the Fund, all of whom receive remuneration for their services to the Fund from MFS. Certain officers and Trustees of the Fund are officers or directors of MFS, MFS Fund Distributors, Inc. (MFD), and MFS Service Center, Inc. (MFSC). The Fund has an unfunded defined benefit plan for all of its independent Trustees and Mr. Bailey. Included in Trustees' compensation is a net periodic pension expense of $6,083 for the period ended April 30, 1998.

Distributor - MFD, a wholly owned subsidiary of MFS, as distributor, received $124,260 for the period ended April 30, 1998, as its portion of the sales charge on sales of Class A shares of the Fund.

The Trustees have adopted a distribution plan for Class A, Class B, and Class C shares pursuant to Rule 12b-1 of the Investment Company Act of 1940 as follows:

The Fund's distribution plan provides that the Fund will pay MFD up to 0.35% per annum of its average daily net assets attributable to Class A shares in order that MFD may pay expenses on behalf of the Fund related to the distribution and servicing of its shares. These expenses include a service fee paid to each securities dealer that enters into a sales agreement with MFD of up to 0.25% per annum of the Fund's average daily net assets attributable to Class A shares which are attributable to that securities dealer and a distribution fee to MFD of up to 0.10% per annum of the Fund's average daily net assets attributable to Class A shares. MFD retains the service fee for accounts not attributable to a securities dealer, which amounted to $14,653 for the period ended April 30, 1998. Fees incurred under the distribution plan during the period ended April 30, 1998, were 0.35% of average daily net assets attributable to Class A shares on an annualized basis.

The Fund's distribution plan provides that the Fund will pay MFD a distribution fee of 0.75% per annum, and a service fee of up to 0.25% per annum, of the Fund's average daily net assets attributable to Class B and Class C shares. MFD will pay to securities dealers that enter into a sales agreement with MFD all or a portion of the service fee attributable to Class B and Class C shares, and will pay to such securities dealers all of the distribution fee attributable to Class C shares. The service fee is intended to be consideration for services rendered by the dealer with respect to Class B and Class C shares. MFD retains the service fee for accounts not attributable to a securities dealer, which amounted to $5,143 and $1,270 for Class B and Class C shares, respectively, for the period ended April 30, 1998. Fees incurred under the distribution plan during the period ended April 30, 1998, were 1.00% of average daily net assets attributable to Class B and Class C shares on an annualized basis.

Certain Class A shares and Class C shares are subject to a contingent deferred sales charge in the event of a shareholder redemption within 12 months following purchase. A contingent deferred sales charge is imposed on shareholder redemptions of Class B shares in the event of a shareholder redemption within six years of purchase MFD receives all contingent deferred sales charges. Contingent deferred sales charges imposed during the period ended April 30, 1998, were $583, $50,528, and $9,119 for Class A, Class B, and Class C shares, respectively.

Shareholder Servicing Agent - MFSC, a wholly owned subsidiary of MFS, earns a fee for its services as shareholder servicing agent. The fee is calculated as a percentage of the Fund's average daily net assets at an effective annual rate of 0.1125%. Prior to January 1, 1998, the fee was calculated as a percentage of the average daily net assets at an effective annual rate of 0.13%.

(4) Portfolio Securities
Purchases and sales of investments, other than purchased option transactions and short-term obligations, were as follows:

                                                   PURCHASES              SALES
-------------------------------------------------------------------------------
U.S. government securities                      $122,360,839       $ 94,541,131
                                                ------------       ------------
Investments (non-U.S. government
securities)                                     $255,292,956       $202,798,911
                                                ------------       ------------

The cost and unrealized appreciation or depreciation in value of the investments owned by the Fund, as computed on a federal income tax basis, are as follows:

Aggregate cost                                                     $250,592,939
                                                                   ------------
Gross unrealized appreciation                                      $  4,056,740
Gross unrealized depreciation                                        (3,292,051)
                                                                   ------------
    Net unrealized appreciation
      (depreciation)                                               $    764,689
                                                                   ============

(5) Shares of Beneficial Interest
The Fund's Declaration of Trust permits the Trustees to issue an unlimited number of full and fractional shares of beneficial interest (without par value). Transactions in Fund shares were as follows:

Class A Shares

                                  PERIOD ENDED APRIL 30, 1998             YEAR ENDED OCTOBER 31, 1997
                                  --------------------------------       ----------------------------
                                       SHARES          AMOUNT                SHARES            AMOUNT
-----------------------------------------------------------------------------------------------------
Shares sold                         3,234,222    $ 26,717,432             4,259,003      $ 35,477,819
Shares issued to shareholders in
  reinvestment of distributions       271,095       2,232,789               292,804         2,419,833
Shares reacquired                  (1,038,906)     (8,588,917)           (2,107,380)      (17,447,525)
                                   ----------    ------------            ----------      ------------
    Net increase                    2,466,411    $ 20,361,304             2,444,427      $ 20,450,127
                                   ==========    ============            ==========      ============

Class B Shares
                                  PERIOD ENDED APRIL 30, 1998             YEAR ENDED OCTOBER 31, 1997
                                  --------------------------------       ----------------------------
                                       SHARES          AMOUNT                SHARES            AMOUNT
-----------------------------------------------------------------------------------------------------
Shares sold                         6,508,645    $ 53,374,754             7,475,595      $ 61,884,637
Shares issued to shareholders in
  reinvestment of distributions       344,928       2,822,080               270,174         2,222,066
Shares reacquired                  (1,211,463)     (9,942,299)           (2,127,213)      (17,471,789)
                                   ----------    ------------            ----------      ------------
    Net increase                    5,642,110    $ 46,254,535             5,618,556      $ 46,634,914
                                   ==========    ============            ==========      ============

Class C Shares
                                  PERIOD ENDED APRIL 30, 1998             YEAR ENDED OCTOBER 31, 1997
                                  --------------------------------       ----------------------------
                                       SHARES          AMOUNT                SHARES            AMOUNT
-----------------------------------------------------------------------------------------------------
Shares sold                         2,359,299    $ 19,300,115             2,305,490      $ 19,083,155
Shares issued to shareholders in
  reinvestment of distributions        89,878         733,342                60,726           498,246
Shares reacquired                    (331,565)     (2,713,274)             (533,281)       (4,364,476)
                                   ----------    ------------            ----------      ------------
    Net increase                    2,117,612    $ 17,320,183             1,832,935      $ 15,216,925
                                   ==========    ============            ==========      ============

Class I Shares
                                  PERIOD ENDED APRIL 30, 1998             YEAR ENDED OCTOBER 31, 1997*
                                  --------------------------------       ----------------------------
                                       SHARES          AMOUNT                SHARES            AMOUNT
-----------------------------------------------------------------------------------------------------
Shares sold                            13,409    $    110,783                27,472      $    231,703
Shares issued to shareholders in
  reinvestment of distributions         1,950          16,075                   377             3,172
Shares reacquired                        --              --                    --                --
                                   ----------    ------------            ----------      ------------
    Net increase                       15,359    $    126,858                27,849      $    234,875
                                   ==========    ============            ==========      ============

*For the period from the inception of Class I shares, January 8, 1997, through October 31, 1997.

(6) Line of Credit The Fund and other affiliated funds participate in a $805 million unsecured line of credit provided by a syndication of banks under a line of credit agreement. Borrowings may be made to temporarily finance the repurchase of Fund shares. Interest is charged to each fund, based on its borrowings, at a rate equal to the bank's base rate. In addition, a commitment fee, based on the average daily unused portion of the line of credit, is allocated among the participating funds at the end of each quarter. The commitment fee allocated to the Fund for the period ended April 30, 1998, was $590.

(7) Financial Instruments
The Fund trades financial instruments with off-balance-sheet risk in the normal course of its investing activities in order to manage exposure to market risks such as interest rates and foreign currency exchange rates. These financial instruments include written options, forward foreign currency exchange contracts, swap agreements, and futures contracts. The notional or contractual amounts of these instruments represent the investment the Fund has in particular classes of financial instruments and does not necessarily represent the amounts potentially subject to risk. The measurement of the risks associated with these instruments is meaningful only when all related and offsetting transactions are considered.

Forward Foreign Currency Exchange Contracts
Forward foreign currency purchases and sales under master netting agreements amounted to a net receivable of $2,087 with Deutsche Bank and a net payable of $92 with Merrill Lynch at April 30, 1998.

At April 30, 1998, the Fund had sufficient cash and/or securities to cover any commitments under these contracts.

(8) Restricted Securities
The Fund may invest not more than 15% of its net assets in securities which are subject to legal or contractual restrictions on resale. At April 30, 1998, the Fund owned the following restricted securities (constituting 5.7% of net assets) which may not be publicly sold without registration under the Securities Act of 1933. The Fund does not have the right to demand that such securities be registered. The value of these securities is determined by valuations furnished by dealers or by a pricing service, or if not available, are valued at fair value as determined in good faith by or at the direction of the Trustees.

DESCRIPTION                     DATE OF ACQUISITION      PRINCIPAL AMOUNT            COST            VALUE
----------------------------------------------------------------------------------------------------------
Atlantic Gulf Communities
  Corp.                           9/21/89 - 9/25/95                   100      $  --            $      313
Cargill, 2002                               8/29/97             2,500,000       2,618,556        2,468,655
CSFB Gazprom Note, 13.5s,
2000                                        3/10/98             3,400,000       3,400,000        3,394,560
Georgetown Real Estate Ltd.,
  5.9s, 2007                               12/20/96               500,000         500,000          515,000
Residential Reinsurance
  Ltd.,
  8.41s, 1998                                6/6/97             1,000,000       1,000,000        1,010,000
Russia Principal Loans,
  3.359s, 2020                    3/20/98 - 4/23/98            10,750,000       6,735,625        6,799,375
                                                                                               -----------
                                                                                               $14,187,903
                                                                                               ===========

REPORT OF ERNST & YOUNG LLP, INDEPENDENT AUDITORS

To the Trustees of MFS Series Trust VIII and Shareholders of MFS Strategic Income Fund:

We have audited the accompanying statement of assets and liabilities of MFS Strategic Income Fund, including the schedule of portfolio investments as of April 30, 1998, and the related statement of operations for the six month period ended April 30, 1998, the statement of changes in net assets for the six month period ended April 30, 1998 and for the year ended October 31, 1997, and the financial highlights for the six month period ended April 30, 1998, and for each of the four years in the period ended October 31, 1997. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits. The financial highlights for the periods prior to the year ended October 31, 1994 indicated herein, were audited by other auditors whose report dated December 16, 1993 expressed an unqualified opinion on those financial highlights.

We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights. Our procedures included confirmation of securities owned as of April 30, 1998, by correspondence with the custodian and brokers or by other appropriate auditing procedures where replies from brokers were not received. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of MFS Strategic Income Fund at April 30, 1998, the results of its operations for the six month period ended April 30, 1998, the changes in its net assets for the six month period ended April 30, 1998 and for the year ended October 31, 1997, and the financial highlights for the six month period ended April 30, 1998 and for each of the four years in the period ended October 31, 1997, in conformity with generally accepted accounting principles.


                                        /s/ ERNST & YOUNG LLP
Boston, Massachusetts
June 5, 1998

MFS(R) STRATEGIC INCOME FUND

TRUSTEES                                                SECRETARY
Richard B. Bailey* - Private Investor;                  Stephen E. Cavan*
Former Chairman and Director (until 1991), MFS
Investment Management                                   ASSISTANT SECRETARY
                                                        James R. Bordewick, Jr.*
Marshall N. Cohan - Private Investor
                                                        CUSTODIAN
Lawrence H. Cohn, M.D. - Chief of Cardiac Surgery,      State Street Bank and Trust Company
Brigham and Women's Hospital; Professor of
Surgery, Harvard Medical School                         AUDITORS
                                                        Ernst & Young LLP
The Hon. Sir J. David Gibbons, KBE - Chief
Executive Officer, Edmund Gibbons Ltd.                  INVESTOR INFORMATION
                                                        For MFS stock and bond market outlooks, call toll free:
Abby M. O'Neill - Private Investor                      1-800-637-4458 anytime  from a touch-tone telephone.

Walter E. Robb, III - President and Treasurer,          For information on MFS mutual funds, call your
Benchmark Advisors, Inc. (corporate financial           financial adviser or, for an information kit, call
consultants); President, Benchmark Consulting           toll free: 1-800-637-2929 any business day from 9
Group, Inc. (office services)                           a.m. to 5 p.m. Eastern time (or leave a message
                                                        anytime).
Arnold D. Scott* - Senior Executive Vice
President, Director, and Secretary, MFS Investment      INVESTOR SERVICE
Management                                              MFS Service Center, Inc.
                                                        P.O. Box 2281
Jeffrey L. Shames* - Chairman, Chief Executive          Boston, MA 02107-9906
Officer, and Director, MFS Investment Management
                                                        For general information, call toll free:
J. Dale Sherratt - President, Insight Resources,        1-800-225-2606 any business day from 8 a.m. to 8
Inc. (acquisition planning specialists) Ward Smith      p.m. Eastern time.
- Former Chairman (until 1994), NACCO Industries
(holding company)                                       For service to speech- or hearing-impaired, call
                                                        toll free: 1-800-637-6576 any business day from 9
INVESTMENT ADVISER                                      a.m. to 5 p.m. Eastern time. (To use this service,
Massachusetts Financial Services Company                your phone must be equipped with a
500 Boylston Street                                     Telecommunications Device for the Deaf.)
Boston, MA 02116-3741
                                                        For share prices, account balances, and exchanges,
DISTRIBUTOR                                             call toll free: 1-800-MFS-TALK (1-800-637-8255)
MFS Fund Distributors, Inc.                             anytime from a touch-tone telephone.
500 Boylston Street
Boston, MA 02116-3741                                   WORLD WIDE WEB
                                                        www.mfs.com
PORTFOLIO MANAGER
James T. Swanson*                                       --------------------------------------------------
                                                        [Dalbar Logo]   For the fourth year in a row,
TREASURER                                                               MFS earned a #1 ranking in the
W. Thomas London*                                                       DALBAR, Inc. Broker/Dealer
                                                                        Survey, Main Office Operations
ASSISTANT TREASURERS                                                    Service Quality Category. The
Mark E. Bradley*                                                        firm achieved a 3.42 overall
Ellen Moynihan*                                                         score on a scale of 1 to 4 in
James O. Yost*                                          the 1997 survey. A total of 111 firms responded,
                                                        offering input on the quality of service they
                                                        received from 29 mutual fund companies nationwide.
                                                        The survey contained questions about service
                                                        quality in 11 categories, including "knowledge of
                                                        operations contact," "keeping you informed," and
                                                        "ease of doing business" with the firm.
                                                        --------------------------------------------------
*Affiliated with the Investment Adviser

                                                                  --------------
MFS(R) STRATEGIC                                                     Bulk Rate
INCOME FUND                                                        U.S. Postage
                                                                       Paid
                                                                       MFS
                                                                  --------------

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